UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2024

THE J. M. SMUCKER COMPANY
(Exact name of registrant as specified in charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former name or former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As disclosed in The J. M. Smucker Company’s (the “Company”) 2024 Proxy Statement and Notice of Annual Meeting of Shareholders (the “2024 Proxy Statement”), the Company’s Compensation and People Committee (the “Compensation Committee”) approved several changes to the Company’s long-term incentive compensation program for fiscal year 2025. At its meeting in August 2024, the Compensation Committee determined the performance metrics and targets for the 2025 performance units and agreed to replace the three-year performance target for return on invested capital with a three-year performance target for average net sales growth. Therefore, performance unit awards will continue to generally vest at the end of three years but will be based 75% on the achievement of the Company’s three-year performance target for adjusted earnings per share and 25% on the achievement of the Company’s three-year performance target for average net sales growth.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 14, 2024, pursuant to the 2024 Proxy Statement sent on or about June 28, 2024 to all shareholders of record at the close of business on June 17, 2024. At the Meeting, 89,994,632 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following ten Directors to each serve a one-year term expiring at the 2025 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mercedes Abramo	76,611,882	557,989	127,452	12,697,309
Tarang P. Amin	76,466,046	698,520	132,757	12,697,309
Susan E. Chapman-Hughes	75,812,275	1,360,851	124,197	12,697,309
Jay L. Henderson	75,625,121	1,546,696	125,506	12,697,309
Jonathan E. Johnson III	76,513,881	649,830	133,612	12,697,309
Kirk L. Perry	75,674,430	1,494,269	128,624	12,697,309
Alex Shumate	73,696,848	3,470,377	130,098	12,697,309
Mark T. Smucker	70,070,488	6,679,589	547,246	12,697,309
Jodi L. Taylor	75,988,776	1,186,738	121,809	12,697,309
Dawn C. Willoughby	75,197,067	1,975,061	125,195	12,697,309
2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,999,999	7,836,474	158,159	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the 2024 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
72,526,014	4,436,943	334,366	12,697,309

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal Officer and Secretary

Date: August 15, 2024

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